[Exhibit 4.1]


================================================================================






                            [FORM OF TRUST AGREEMENT]

                                     between

                     MITSUI VENDOR LEASING FUNDING CORP. II

                               as Trust Depositor,

                                       and

                    ________________________________________,
                                as Owner Trustee




                           Dated as of August 1, 1998







================================================================================
                                Table of Contents

                                                                            Page
                                                                            ----

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01.     Capitalized Terms...........................................1
SECTION 1.02.     Other Definitional Provisions...............................2
SECTION 1.03.     Usage Of Terms..............................................2
SECTION 1.04.     Section References..........................................2
SECTION 1.05.     Accounting Terms............................................2

                                   ARTICLE II
                                  ORGANIZATION

SECTION 2.01.     Name........................................................3
SECTION 2.02.     Office......................................................3
SECTION 2.03.     Purposes And Powers.........................................3
SECTION 2.04.     Appointment Of Owner Trustee................................4
SECTION 2.05.     Capital Contribution Of Owner Trust Estate..................4
SECTION 2.06.     Declaration Of Trust........................................4
SECTION 2.07.     Liability Of Trust Depositor................................4
SECTION 2.08.     Title To Trust Property.....................................5
SECTION 2.09.     Situs Of Trust..............................................5
SECTION 2.10.     Representations And Warranties Of The Trust Depositor.......5
SECTION 2.11.     Federal Income Tax Treatment................................6

                                   ARTICLE III
                                   [RESERVED]

                                   ARTICLE IV
                            ACTIONS BY OWNER TRUSTEE

SECTION 4.01.     Prior Notice To Trust Depositor With Respect
                    To Certain Matters........................................6
SECTION 4.02.     Actions With Respect To Certain Matters.....................7
SECTION 4.03.     Action By the Trust Depositor With Respect
                    To Bankruptcy.............................................7
SECTION 4.04.     Restrictions On the Trust Depositor's and
                    the Administrator's Power.................................8

                                    ARTICLE V
                                 CERTAIN DUTIES

SECTION 5.01.     [Reserved]..................................................8
SECTION 5.02.     [Reserved]..................................................8
SECTION 5.03.     [Reserved]..................................................8
SECTION 5.04.     [Reserved]..................................................8
SECTION 5.05.     The Internal Revenue Service And Others.....................8
SECTION 5.06.     Signature On Returns; Tax Matters Partner...................8

                                   ARTICLE VI
                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

SECTION 6.01.     General Authority...........................................9
SECTION 6.02.     General Duties..............................................9
SECTION 6.03.     Action Upon Instruction.....................................9
SECTION 6.04.     No Duties Except As Specified In
                    This Agreement Or In Instructions........................11
SECTION 6.05.     No Action Except Under Specified
                    Documents Or Instructions................................11
SECTION 6.06.     Restrictions...............................................11

                                   ARTICLE VII
                          CONCERNING THE OWNER TRUSTEE

SECTION 7.01.     Acceptance Of Trusts And Duties............................11
SECTION 7.02.     Furnishing Of Documents....................................12
SECTION 7.03.     Representations And Warranties.............................13
SECTION 7.04.     Reliance; Advice Of Counsel................................13
SECTION 7.05.     Not Acting In Individual Capacity..........................14
SECTION 7.06.     Owner Trustee Not Liable For Notes Or Contracts............14
SECTION 7.07.     Owner Trustee May Own Notes................................14

                                  ARTICLE VIII
                          COMPENSATION OF OWNER TRUSTEE

SECTION 8.01.     Owner Trustee's Fees And Expenses..........................14
SECTION 8.02.     Indemnification............................................15
SECTION 8.03.     Payments To The Owner Trustee..............................15

                                   ARTICLE IX
                         TERMINATION OF TRUST AGREEMENT

SECTION 9.01.     Termination Of Trust Agreement.............................15
SECTION 9.02.     Dissolution Upon Bankruptcy Of Trust Depositor
                    Or Withdrawal Or Removal Of Trust Depositor..............16

                                    ARTICLE X
             SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES

SECTION 10.01.    Eligibility Requirements For Owner Trustee.................16
SECTION 10.02.    Resignation Or Removal Of Owner Trustee....................17
SECTION 10.03.    Successor Owner Trustee....................................17
SECTION 10.04.    Merger Or Consolidation Of Owner Trustee...................18
SECTION 10.05.    Appointment Of Co-Trustee Or Separate Trustee..............18

                                   ARTICLE XI
                                  MISCELLANEOUS

SECTION 11.01.    Supplements And Amendments.................................19
SECTION 11.02.    No Legal Title To Trust Estate In the Trust Depositor......20
SECTION 11.03.    Limitations On Rights Of Others............................20
SECTION 11.04.    Notices....................................................20
SECTION 11.05.    Severability Of Provisions.................................21
SECTION 11.06.    Counterparts...............................................21
SECTION 11.07.    Successors And Assigns.....................................21
SECTION 11.08.    [Reserved].................................................22
SECTION 11.09.    No Petition................................................22
SECTION 11.10.    [Reserved].................................................22
SECTION 11.11.    Headings...................................................22
SECTION 11.12.    Governing Law..............................................22
SECTION 11.13.    [Reserved].................................................22
SECTION 11.14.    [Reserved].................................................22


                                    EXHIBITS

Exhibit A  -       Form of Certificate of Trust.............................A-1



          This Trust Agreement dated as of August 1, 1998 between Mitsui Vendor Leasing Funding Corp. II, a Delaware corporation, as Trust Depositor (the "Trust Depositor"), and ________________________________, a _________________________,
as owner trustee (the "Owner Trustee").


                                   ARTICLE I

                                   DEFINITIONS

     SECTION 1.01.  Capitalized  Terms.  Except   as otherwise  provided in this
                    ------------------
Agreement, whenever used in this Agreement the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Agreement:  This  Trust  Agreement,  as the  same may be  amended  and
          ---------
supplemented from time to time pursuant to the terms hereof and the other Basic Documents.

          Business Trust  Statute:  Chapter 38 of Title 12 of the Delaware Code,
          -----------------------
12 DEL. CODE Section 3801 ET SEQ., as the same may be amended from time to time.

          Certificate  of Trust:  The  Certificate  of Trust filed for the Trust
          ---------------------
pursuant to Section 3810(a) of the Business Trust Statute, substantially in the form of Exhibit A hereto.

          Expenses: As defined in Section 8.02.
          --------

          Indemnified Parties: As defined in Section 8.02.
          -------------------

          Owner Trustee:  ____________________,  a ____________________,  not in
          -------------
its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

          Owner Trustee Corporate Trust Office:  The office of the Owner Trustee
          ------------------------------------
at which its corporate trust business shall be administered, which initially shall be _________________________________, or such other office at such other address as the Owner Trustee may designate from time to time by notice to the Owner, the Seller, the Servicer, the Indenture Trustee and the Trust Depositor.

          Sale and Servicing Agreement: The Sale and Servicing Agreement,  dated
          ----------------------------
as of the date hereof, among the Trust, the Trust Depositor, the Seller, the Servicer, the Indenture Trustee and the Back-up Servicer.

          Secretary of State: The Secretary of State of the State of Delaware.
          ------------------

          Treasury Regulations: The regulations, including proposed or temporary
          --------------------
regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous
provisions  of  final   Treasury   Regulations  or  other   successor   Treasury
Regulations.

          Trust: The trust established by this Agreement.
          -----

          Trust  Depositor:  Mitsui  Vendor  Leasing  Funding  Corp.  II in  its
          ----------------
capacity as Trust Depositor hereunder, and its successors.

          Trust Estate: All right, title and interest of the Trust in and to the
          ------------
Trust Assets.

     SECTION 1.02.  Other  Definitional  Provisions.   Capitalized   terms  used
                    -------------------------------
that are not otherwise defined herein shall have the meanings ascribed thereto in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

     SECTION 1.03.  Usage Of Terms. With respect to all terms in this Agreement,
                    --------------
the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to "writing" include printing, typing, lithography and other means of reproducing words in a visible form; references to agreements and other contractual instruments include all amendments, modifications and supplements thereto or any changes therein entered into in accordance with their respective terms and not prohibited by this Agreement; references to Persons include their permitted successors and assigns; and the term "including" means "including without limitation".

     SECTION 1.04.  Section References. All section references, unless otherwise
                    ------------------
indicated,  shall be to Sections in this  Agreement.

     SECTION 1.05.  Accounting  Terms.   All  accounting   terms  used  but  not
                    -----------------
specifically defined herein shall be construed in accordance with generally accepted accounting principles in the United States.


                                   ARTICLE II

                                  ORGANIZATION

     SECTION 2.01.  Name.  The  Trust  created  hereby shall be known as "Mitsui
                    ----
Vendor Leasing Asset Trust 1998-1," in which name the Owner Trustee may conduct the activities of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     SECTION 2.02.  Office.   The  office of the  Trust  shall be in care of the
                    ------
Owner Trustee at the Owner Trustee Corporate Trust Office or at such other address in Delaware as the Owner Trustee may designate by written notice to the Trust Depositor, the Indenture Trustee and the Administrator.

     SECTION 2.03.  Purposes And Powers.
                    -------------------

          (a) The sole purpose of the Trust is to manage the Trust Estate and collect and disburse the periodic income therefrom for use in accordance with this Agreement and the other Basic Documents, and in furtherance of such purpose to engage in the following ministerial activities:

          (i) to issue the Notes pursuant to the Indenture and to sell the Notes;

          (ii) with the proceeds of the sale of the Notes, to purchase the Contracts and other Trust Assets, and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Trust Depositor pursuant to the Sale and Servicing Agreement;

          (iii) to assign, grant, transfer, pledge, mortgage and convey the Trust Estate pursuant to the Indenture and to hold, manage and distribute pursuant to the Sale and Servicing Agreement any portion of the Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

          (iv) to enter into and perform its obligations under the Basic Documents to which it is to be a party;

          (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith; and

          (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Trust Estate and the making of distributions in accordance with the Sale and Servicing Agreement and other Basic Documents.

          The Trust shall not engage in any activities other than in connection with the foregoing. Nothing contained herein shall be deemed to authorize the Owner Trustee to engage in any business operations or any activities other than those set forth in this Section 2.03. Specifically, the Owner Trustee shall have no authority to engage in any business operations, or acquire any assets other than those specifically included in the Trust Estate under Section 1.01, or otherwise vary the assets held by the Trust. Similarly, the Owner Trustee shall have no discretionary duties other than performing those ministerial acts set forth above necessary to accomplish the purpose of this Trust as set forth in this Section 2.03.

     SECTION 2.04.  Appointment  Of  Owner  Trustee.  The Trust Depositor hereby
                    -------------------------------
appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein, and the Owner Trustee hereby accepts such appointment.

     SECTION 2.05.  Capital  Contribution  Of  Owner  Trust  Estate.   The Trust
                    -----------------------------------------------
Depositor hereby sells, assigns, transfers, conveys and sets over to the Owner Trustee, as of the date hereof, the sum of $1. The Owner Trustee hereby acknowledges receipt in trust from the Trust Depositor, as of the date hereof, of the foregoing contribution, which shall constitute the initial Trust Estate (prior to giving effect to the conveyances described in the Sale and Servicing Agreement). The Trust Depositor shall pay organizational expenses of the Trust as they may arise or shall, upon the request of the Owner Trustee, promptly reimburse the Owner Trustee for any such expenses paid by the Owner Trustee.

     SECTION 2.06.  Declaration Of Trust. The Owner Trustee hereby declares that
                    --------------------
it will hold the Trust Estate in trust upon and subject to the conditions set forth herein for the sole purpose of conserving the Trust Estate and collecting and disbursing the periodic income therefrom, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a business trust under the Business Trust Statute and that this Agreement constitute the governing instrument of such business trust. It is the intention of the parties hereto that the Trust be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulation Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The parties agree not to take any action inconsistent with such intended federal income tax treatment. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and in the Business Trust Statute for the sole purpose and to the extent necessary to accomplish the purposes of this Trust as set forth in Section 2.03.

     SECTION 2.07.  Liability Of Trust Depositor.
                    ----------------------------

          (a) Pursuant to Section 3803(a) of the Business Trust Statute, the Trust Depositor shall be liable directly to and will indemnify any injured party or any other creditor of the Trust for all losses, claims, damages, liabilities and expenses of the Trust to the extent that the Trust Depositor would be liable if the Trust were a partnership under the Delaware Revised Uniform Limited Partnership Act in which Trust Depositor were a general partner (including any personal property replacement tax that is imposed on the Trust as a partnership); provided that the Trust Depositor shall not be liable for any losses incurred by a Noteholder in the capacity of an investor in the Notes. In addition, any third party creditors of the Trust (other than in connection with the obligations described in the immediately preceding sentence for which the Trust Depositor shall not be liable) shall be deemed third party beneficiaries of this paragraph.

     SECTION 2.08.  Title To Trust  Property.  Legal  title to the Trust  Estate
                    ------------------------
shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Trust Estate to be vested in an owner trustee or owner trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

     SECTION 2.09.  Situs Of Trust.  The  Trust will be located and administered
                    --------------
in the State of Delaware or the State of New York. The Trust shall not have any employees in any state other than Delaware; provided that nothing herein shall restrict or prohibit the Owner Trustee from having employees within or without the State of Delaware. The only office of the Trust will be at the Owner Trustee Corporate Trust Office.

     SECTION 2.10.  Representations  And  Warranties Of The Trust Depositor. The
                    -------------------------------
Trust  Depositor  hereby  represents and warrants to the Owner Trustee that:

          (i) The Trust Depositor is duly organized and validly existing as a corporation organized and existing and in good standing under the laws of the State of Delaware, with power and authority to own its properties and to conduct its business and had at all relevant times, and has, power, authority and legal right to acquire and own the Contracts.

          (ii) The Trust Depositor is duly qualified to do business as a foreign corporation in good standing and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business requires such qualifications.

          (iii) The Trust Depositor has the power and authority to execute and deliver this Agreement and to carry out its terms; the Trust Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Owner Trustee on behalf of the Trust as part of the Trust Estate and has duly authorized such sale and assignment and deposit with the Owner Trustee on behalf of the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement have been duly authorized by the Trust Depositor by all necessary corporate action.

          (iv) The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any material breach of any of the material terms and provisions of, nor constitute (with or without notice or lapse of time) a material default under, the articles of incorporation or bylaws of the Trust Depositor, or any indenture, agreement or other instrument to which the Trust Depositor is a party or by which it is bound; nor result in any branch of any of the terms and provisions of or constitute (with or without notice or lapse of time, or both) a default under any indenture, agreement, mortgage, deed of trust or other instrument to which the Trust Depositor is a party or by which it is bound, or result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than the Basic Documents, or violate any law, order, rule or regulation applicable to the Trust Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Depositor or any of its properties, except in each case to the extent it would not have a material adverse effect on the validity or enforceability of, or its performance under, the Basic Documents.

          (v) The Trust Depositor holds all necessary licenses, certificates and permits from all Government Authorities necessary for conducting its business as it is presently conducted, and is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any Governmental Authority, bureau or agency in connection with the delivery, performance, validity or enforceability of the Basic Documents, to which it is a party, except for such consents, licenses, approvals or authorizations, or registrations or declarations, as shall have been obtained or filed, as the case may be, prior to the Closing Date.

          (vi) There are no proceedings or investigations pending, or to the Trust Depositor's best knowledge threatened, before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trust Depositor or its properties: (A) asserting the invalidity of this Agreement or any of the other Basic Documents, (B) seeking to prevent the issuance of the consummation of any of the transactions contemplated by this Agreement or any of the other Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect the performance by the Trust Depositor of its obligations under, or the validity or enforceability of, this Agreement or any of the other Basic Documents or (D) involving the Trust Depositor and which might adversely affect the federal income tax or other federal, state or local tax attributes of the Trust.

     SECTION 2.11.  Federal Income Tax Treatment.
                    ----------------------------

          (a) It is the intention of the Trust Depositor that the Trust be disregarded as a separate entity for federal income tax purposes pursuant to Treasury Regulations Section 301.7701-3(b)(1)(ii) as in effect for periods after January 1, 1997. The Trust Depositor agrees not to take any action inconsistent with such intended federal income tax treatment. Because for federal income tax purposes the Trust will be disregarded as a separate entity, items of income, gain, loss and deduction for any month as determined for federal income tax purposes shall be allocated entirely to the Trust Depositor as the sole beneficiary of the Trust.


                                  ARTICLE III

                                   [RESERVED]




                                   ARTICLE IV

                            ACTIONS BY OWNER TRUSTEE

     SECTION 4.01.  Prior  Notice To Trust  Depositor  With  Respect To  Certain
                    ------------------------------------------------------------
Matters.  Subject to the provisions and limitation of Section 4.04, with respect
-------
to the following matters, the Owner Trustee shall not take any of the following actions unless at least 30 days before the taking of such action, the Owner
Trustee shall have notified the Trust Depositor in writing of the proposed action, the Indenture Trustee shall have consented to such action in the event any Notes are outstanding and the Trust Depositor shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Trust Depositor has withheld consent or provided alternative direction:

          (a) the initiation of any claim or lawsuit by the Trust (except claims or lawsuits brought in connection with the collection of the Contracts) and the compromise of any action, claim or lawsuit brought by or against the Trust (except with respect to the aforementioned claims or lawsuits for collection of the Contracts);

          (b) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Business Trust Statute);

          (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

          (d) [Reserved];

          (e) [Reserved]; or

          (f) the appointment pursuant to the Indenture of a successor Note Registrar, Paying Agent or Indenture Trustee, or the consent to the assignment by the Note Registrar, Paying Agent or Indenture Trustee of its obligations under the Indenture.

     SECTION 4.02.  Actions  With  Respect  To  Certain Matters.  Subject to the
                    -------------------------------------------
provisions and limitations of Section 4.04, the Owner Trustee shall not have the power, except upon the direction of the Trust Depositor, to (a) remove the Administrator pursuant to Section 8 of the Administration Agreement, (b) appoint a successor Administrator pursuant to Section 8 of the Administration Agreement,
(c) remove  the  Servicer  pursuant  to  Section  8.2 of the Sale and  Servicing
Agreement, (d) except as expressly provided in the Basic Documents, sell the Contracts or other Trust Assets after the termination of the Indenture, (e) initiate any claim, suit or proceeding by the Trust or compromise any claim, suit or proceeding brought by or against the Trust, (f) authorize the merger or consolidation of the Trust with or into any other business trust or entity (other than in accordance with Section 3.10 of the Indenture) or (g) amend the Certificate of Trust. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions assigned by the Trust Depositor.

     SECTION 4.03.  Action By the Trust  Depositor  With Respect To  Bankruptcy.
                    -----------------------------------------------------------
The Owner Trustee shall not have the power to commence a voluntary proceeding in a bankruptcy relating to the Trust without the prior approval of the Trust Depositor and the delivery to the Owner Trustee by the Trust Depositor of a certificate certifying that the Trust Depositor reasonably believes that the Trust is insolvent.

     SECTION 4.04.  Restrictions    On    the    Trust   Depositor's   and   the
                    ------------------------------------------------------------
Administrator's  Power.  Neither the Administrator nor the Trust Depositor shall
----------------------
direct the Owner Trustee to take or to refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to the purpose of this Trust as set forth in Section 2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.


                                   ARTICLE V

                                 CERTAIN DUTIES

     SECTION 5.01.  [Reserved]

     SECTION 5.02.  [Reserved]

     SECTION 5.03.  [Reserved]

     SECTION 5.04.  [Reserved]

     SECTION 5.05.  The Internal  Revenue Service And Others.  The Owner Trustee
                    ----------------------------------------
shall (a) maintain (or cause to be maintained) the books of the Trust on a calendar year basis and the accrual method of accounting, (b) deliver to the Trust Depositor, as may be required by the Code and applicable Treasury Regulations, such information as may be required to enable the Trust Depositor to prepare its federal and state income tax returns, (c) file such tax returns relating to the Trust and make such elections as from time to time may be required or appropriate under any applicable state or federal statute or any rule or regulation thereunder so as to maintain the federal income tax treatment for the Trust as set forth in Section 2.11, (d) cause such tax returns to be signed in the manner required by law and (e) collect or cause to be collected any withholding tax. The Owner Trustee shall elect under Section 1278 of the Code to include in income currently any market discount that accrues with respect to the Contracts. If applicable, the Owner Trustee shall not make the election provided under Section 754 or Section 761 of the Code.

     SECTION 5.06.  Signature On Returns; Tax Matters Partner.
                    -----------------------------------------

          (a) The Trust Depositor shall sign on behalf of the Trust the tax returns of the Trust.

          (b) If Subchapter K of the Code should be applicable to the Trust, the Trust Depositor shall be designated the "Tax Matters Partner" of the Trust pursuant to Section 6231(a)(7)(A) of the Code and applicable Treasury Regulations.


                                   ARTICLE VI

                      AUTHORITY AND DUTIES OF OWNER TRUSTEE

     SECTION 6.01.  General   Authority.    Subject   to  the   provisions   and
                    -------------------
limitations of Sections 2.03 and 2.06, the Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is to be a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is to be a party and any amendment or other agreement (in each case, in such form as approved by the Trust Depositor), as evidenced conclusively by the Owner Trustee's execution thereof. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Administrator recommends with respect to the Basic Documents.

     SECTION 6.02.  General  Duties.  It shall be the duty of the Owner  Trustee
                    ---------------
to discharge (or cause to be discharged through the Administrator) all of its responsibilities pursuant to the terms of this Agreement and the Basic Documents to which the Trust is a party and to administer the Trust, subject to the Basic Documents and in accordance with the provisions of this Agreement. Without limiting the foregoing, the Owner Trustee shall on behalf of the Trust file and prove any claim or claims that may exist against Mitsui Vendor Leasing (U.S.A.) Inc. in connection with any claims paying procedure as part of an insolvency or receivership proceeding involving Mitsui Vendor Leasing U.S.A. (Inc.).
Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Administrator has agreed in the Administration Agreement to perform any act or to discharge any duty of the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be held liable for the default or failure of the Administrator to carry out its obligations under the Administration Agreement.

     SECTION 6.03.  Action Upon Instruction.
                    -----------------------

          (a) Subject to Article IV hereof, in accordance with the terms of the Basic Documents, the Trust Depositor may by written instruction direct the Owner Trustee in the management of the Trust.

          (b) The Owner Trustee shall not be required to take any action hereunder or under any other Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any other Basic Document or is otherwise contrary to law.

          (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or under any other Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Trust Depositor requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Trust Depositor received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement and the other Basic Documents, as it shall deem to be in the best interests of the Noteholders, and shall have no liability to any Person for such action or inaction.

          (d) In the event that the Owner Trustee is unsure as to the applicability of any provision of this Agreement or any other Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Owner requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Agreement or the other Basic Documents, as it shall deem to be in the best interests of the Noteholders, and shall have no liability to any Person for such action or inaction.

          (e) Notwithstanding anything contained herein to the contrary, the Owner Trustee shall not be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will

          (i) require the registration with, licensing by or the taking of any other similar action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware by or with respect to the Owner Trustee;

          (ii) result in any fee, tax or other governmental charge under the laws of any jurisdiction or any political subdivisions thereof in existence on the date hereof other than the State of Delaware being payable by the Owner Trustee; or

          (iii) subject the Owner Trustee to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by the Owner Trustee contemplated in this Agreement. In the event that the Owner Trustee has determined that any action set forth in clauses (i)-(iii) will result in the consequences stated therein, the Administrator and the Owner Trustee shall appoint one or more Persons to act as co-trustee pursuant to Section 10.05.

     SECTION 6.04.  No  Duties  Except  As  Specified  In This  Agreement  Or In
                    ------------------------------------------------------------
Instructions. The Owner Trustee shall not have any duty or obligation to manage,
------------
make any payment with respect to, register, record, sell, dispose of or otherwise deal with the Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or any document or written instruction received by the Owner Trustee pursuant to Section 6.03; and no implied duties or obligations shall be read into this Agreement or any other Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing for the Trust or to record this Agreement or any other Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any liens on any part of the Trust Estate that result from actions by, or claims against, the Owner Trustee that are not related to the ownership or the administration of the Trust Estate.

     SECTION 6.05.  No Action Except Under Specified  Documents Or Instructions.
                    -----------------------------------------------------------
The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the other Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 6.03.

     SECTION 6.06.  Restrictions.  The  Owner  Trustee shall not take any action
                    ------------
(i) that is  inconsistent  with the  purposes  of the Trust set forth in Section
2.03 or (ii) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for federal or state income tax purposes. Neither the Administrator nor the Owner shall direct the Owner Trustee to take actions that would violate the provisions of this Section.


                                   ARTICLE VII

                          CONCERNING THE OWNER TRUSTEE

     SECTION 7.01.  Acceptance Of Trusts And Duties.  The  Owner Trustee accepts
                    -------------------------------
the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any other Basic Document under any circumstances, except (i) for its own willful misconduct or negligence or (ii) in the case of the inaccuracy of any representation or warranty contained in Section 7.03 expressly made by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

          (a) the Owner Trustee shall not be liable for any error of judgment made by a responsible officer of the Owner Trustee which did not result from gross negligence on the part of such responsible officer;

          (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Administrator or the Owner;

          (c) no provision of this Agreement or any other Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

          (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

          (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Trust Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Trust Estate, or for or in respect of the validity or sufficiency of the Basic Documents, and the Owner Trustee shall in no event assume or incur any liability, duty, or obligation to any Noteholder or to the Owner, other than as expressly provided for herein or expressly agreed to in the Basic Documents;

          (f) the Owner Trustee shall not be liable for the default or misconduct of the Administrator, the Trust Depositor, the Indenture Trustee or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations of the Trust under this Agreement or the other Basic Documents that are required to be performed by the Administrator under the Administration Agreement, the Indenture Trustee under the Indenture or the Servicer or the Trust Depositor under the Sale and Servicing Agreement and/or the Transfer and Sale Agreement; and

          (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by the Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any other Basic Document, at the request, order or direction of the Trust Depositor, unless the Trust Depositor has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any other Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of any such act.

     SECTION 7.02.  Furnishing Of Documents.  The Owner Trustee shall furnish to
                    -----------------------
the Trust Depositor promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

     SECTION 7.03.  Representations  And  Warranties.  The  Owner Trustee hereby
                    --------------------------------
represents and warrants to the Trust Depositor that:

          (a) It is a _______________ duly organized and validly existing in good standing under the laws of the State of ___________. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

          (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

          (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or bylaws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound or result in the creation or imposition of any lien, charge or encumbrance on the Trust Estate resulting from actions by or claims against the Owner Trustee individually which are unrelated to this Agreement or the other Basic Documents.

     SECTION 7.04.  Reliance; Advice Of Counsel.
                    ---------------------------

          (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer or other authorized officers of the relevant party, as to such fact or matter and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

          (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the other Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into by any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys as shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons.

     SECTION 7.05.  Not  Acting  In  Individual Capacity.  Except as provided in
                    ------------------------------------
this Article VII, in accepting the trusts hereby created, ______________________ acts solely as Owner Trustee hereunder and not in its individual capacity, and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

     SECTION 7.06.  Owner  Trustee  Not  Liable  For  Notes  Or  Contracts.  The
                    ------------------------------------------------------
recitals contained herein shall be taken as the statements of the Trust Depositor, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, or any other Basic Document or the Notes, or of any Contract or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Contract, or the perfection and priority of any security interest created by any Contract in any Equipment or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Trust Estate or its ability to generate the payments to be distributed to the Noteholders under the Indenture, including, without limitation, the existence, condition and ownership of any Equipment; the existence and enforceability of any insurance thereon; the existence and contents of any Contract on any computer or other record thereof; the validity of the assignment of any Contract to the Trust or of any intervening assignment; the completeness of any Contract; the performance or enforcement of any Contract; the compliance by the Trust Depositor or the Servicer with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation; or any action of the Administrator, the Indenture Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

     SECTION 7.07.  Owner  Trustee  May  Own  Notes.   The  Owner Trustee in its
                    -------------------------------
individual or any other capacity may become the owner or pledgee of Notes and may deal with the Trust Depositor, the Administrator, the Indenture Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.


                                  ARTICLE VIII

                          COMPENSATION OF OWNER TRUSTEE

     SECTION 8.01.  Owner  Trustee's Fees And Expenses.  The Owner Trustee shall
                    ----------------------------------
receive as compensation for its services hereunder such fees as have been separately agreed upon and which shall be paid consistent with Section 9.15 of the Sale and Servicing Agreement. Additionally, the Owner Trustee shall be entitled to be reimbursed by the Trust or the Trust Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder.

     SECTION 8.02.  Indemnification.   The  Trust   Depositor shall be liable as
                    ---------------
primary obligor for, and shall indemnify the Owner Trustee and its successors, assigns and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the other Basic Documents, the Trust Estate, the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided that the Trust Depositor shall not be liable for or required to indemnify an Indemnified Party from and against Expenses arising or resulting from any of the matters described in the third sentence of
Section 7.01;  provided  further that the liability of the Trust Depositor under this  Section  shall be  limited  to the  assets  of the  Trust  Depositor.  The indemnities contained in this Section shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In the event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Trust Depositor, which approval shall not be unreasonably withheld.

     SECTION 8.03.  Payments To The Owner Trustee. Any amounts paid to the Owner
                    -----------------------------
Trustee pursuant to this Article shall be deemed not to be a part of the Trust Estate immediately after such payment.


                                   ARTICLE IX

                         TERMINATION OF TRUST AGREEMENT

     SECTION 9.01.  Termination Of Trust Agreement.
                    ------------------------------

          (a) This Agreement (other than Article Eight) and the Trust shall terminate and be of no further force or effect upon the earlier of (i) final distribution by the Owner Trustee of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture, the Sale and Servicing Agreement and Article V hereof, (ii) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (iii) the time provided in Section 9.02. The bankruptcy, liquidation, dissolution, death or incapacity of the Trust Depositor as described in Section 9.02, shall not (i) operate to terminate this Agreement or the Trust, (ii) entitle the Trust Depositor's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Trust Estate or (iii) otherwise affect the rights, obligations and liabilities of the parties hereto.

          (b) Except as provided in Section 9.01(a), neither the Trust Depositor nor any Holder shall be entitled to revoke or terminate the Trust.

          (c) Notice of any termination of the Trust shall be given by the Owner Trustee by letter to the Trust Depositor mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to
Section 5.1(b) of the Sale and Servicing Agreement, stating the date of such termination.

          (d)  [Reserved]

          (e) Upon the winding up of the Trust and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Business Trust Statute.

     SECTION 9.02.  Dissolution Upon Bankruptcy Of Trust Depositor Or Withdrawal
                    ------------------------------------------------------------
Or Removal Of Trust Depositor. In the event that an Insolvency Event shall occur
-----------------------------
with respect to the Trust Depositor or the Trust Depositor shall withdraw, liquidate or be removed from the Trust, this Agreement shall be terminated in accordance with Section 9.01 90 days after the date of such event, unless within such 90 day period, the Owner Trustee shall have received written instructions from the Required Holders not to dissolve or terminate the Trust. Promptly after the occurrence of any Insolvency Event with respect to the Trust Depositor, the Trust Depositor shall give the Indenture Trustee and Owner Trustee written notice thereof, and the Indenture Trustee shall give prompt written notice to the Noteholders thereof. Upon a termination pursuant to this Section, the Owner Trustee shall direct the Indenture Trustee promptly to sell the Trust Assets in a commercially reasonable manner and on commercially reasonable terms. The proceeds of such a sale of the Trust Assets shall be treated as Collections under the Sale and Servicing Agreement.


                                   ARTICLE X

                          SUCCESSOR OWNER TRUSTEES AND
                            ADDITIONAL OWNER TRUSTEES

     SECTION 10.01. Eligibility   Requirements  For  Owner  Trustee.  The  Owner
                    -----------------------------------------------
Trustee shall at all times be a corporation satisfying the provisions of Section 3807(a) of the Business Trust Statute; authorized to exercise corporate trust powers; and (a) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities; and having (or having a parent that has) a rating of at least Baa3 by Moody's; or
(b) which the Rating Agencies have otherwise indicated in writing is an entity acceptable to act as Owner Trustee hereunder. If such corporation shall publish reports of condition at least annually pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 10.02.

     SECTION 10.02. Resignation Or Removal Of Owner Trustee.  The  Owner Trustee
                    ---------------------------------------
may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Administrator. Upon receiving such notice of resignation, the Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee. If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 10.01 and shall fail to resign after written request therefor by the Administrator, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Administrator, may remove the Owner Trustee. If the Administrator shall remove the Owner Trustee under the authority of the immediately preceding sentence, the
Administrator shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee, and shall pay all fees owed to the outgoing Owner Trustee. Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to
Section 10.03 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Administrator shall provide notice of such resignation or removal of the Owner Trustee to each Rating Agency.

     SECTION 10.03. Successor   Owner   Trustee.  Any  successor  Owner  Trustee
                    ---------------------------
appointed pursuant to Section 10.02 shall execute, acknowledge and deliver to the Administrator, and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective, and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Administrator and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations. No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 10.01. Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Administrator shall mail notice thereof to the Trust Depositor, the Indenture Trustee, the Noteholders and each Rating Agency. If the Administrator shall fail to mail such notice within ten days after acceptance of such appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Administrator.

     SECTION 10.04. Merger Or Consolidation  Of Owner Trustee.  Any  corporation
                    -----------------------------------------
into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided that such corporation shall be eligible pursuant to Section 10.01; provided further that the Owner Trustee shall mail notice of such merger or consolidation to each Rating Agency.

     SECTION 10.05. Appointment    Of    Co-Trustee    Or    Separate   Trustee.
                    -----------------------------------------------------------
Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Estate or any financed Equipment may at the time be located, the Administrator and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Administrator and Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or as separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person, in such capacity, such title to the Trust or any part thereof and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Administrator and the Owner Trustee may consider necessary or desirable. If the Administrator shall not have joined in such appointment within 15 days after the receipt by it of a request so to do, the Owner Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor Owner Trustee pursuant to Section 10.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 10.03.

          Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (a) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

          (b) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

          (c) the Administrator and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

          Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Administrator.

          Any separate trustee or co-trustee may at any time appoint the Owner Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor co-trustee or separate trustee.


                                   ARTICLE XI

                                  MISCELLANEOUS

     SECTION 11.01. Supplements And Amendments.
                    --------------------------

          (a) The Agreement may be amended by the Trust Depositor and the Owner Trustee, without the consent of any of the Noteholders (or the Indenture Trustee on behalf of any Noteholder), to cure any ambiguity, to correct or supplement any provisions in this Agreement or to add any other provisions with respect to matters or questions arising under this Agreement that shall not be inconsistent with the provisions of this Agreement; provided that any such action shall not, as evidenced by an Opinion of Counsel, adversely affect in any material respect the interests of any Noteholder.

          (b) This Agreement may also be amended from time to time by the Trust Depositor, and the Owner Trustee, with the consent of the Required Holders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Noteholders; provided that no such amendment shall increase or reduce in any manner the amount of, or accelerate or delay the timing of, (i) collections of payments on Contracts or distributions that shall be required to be made for the benefit of the Noteholders or (ii) reduce the aforesaid percentage of the outstanding principal amount of the Notes required to consent to any such amendment, without the consent of the Holders of all outstanding Notes.

          (c) Prior to the execution of any such amendment or consent, the Trust Depositor shall furnish written notification of the substance of such amendment or consent, together with a copy thereof, to the Indenture Trustee, the Administrator and each Rating Agency.

          (d) It shall not be necessary for the consent of the Noteholders or the Indenture Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof shall be subject to such reasonable requirements as the Owner Trustee may prescribe.

          (e) Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

          (f) Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and the other Basic Documents, and that all conditions precedent to the execution and delivery of such amendment as set forth in Basic Documents have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment that affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

     SECTION 11.02. No  Legal  Title  To Trust  Estate In the  Trust  Depositor.
                    -------------------------------
The Trust Depositor shall not have legal title to any part of the Trust Estate. No transfer, by operation of law or otherwise, of any right, title or interest of the Trust Depositor of any beneficial interest in the Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

     SECTION 11.03. Limitations  On  Rights Of Others.  Except for Section 2.07,
                    ---------------------------------
the provisions of this Agreement are solely for the benefit of the Owner Trustee, the Trust Depositor, the Administrator and, to the extent expressly provided herein, the Indenture Trustee and the Noteholders, and nothing in this Agreement (other than Section 2.07), whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

     SECTION 11.04. Notices.  All   notices,   demands,  certificates,  requests
                    -------
and communications hereunder ("Notices") shall be in writing and shall be effective (a) upon receipt when sent through the U.S. mails, registered or certified mail, return receipt requested, postage prepaid, with such receipt to be effective the date of delivery indicated on the return receipt, or (b) one Business Day after delivery to an overnight courier, or (c) on the date personally delivered to an Authorized Officer of the party to which sent, or (d) on the date transmitted by legible telecopier transmission with a confirmation of receipt, in all cases addressed to the recipient at the address specified in the Sale and Servicing Agreement for such recipient.

          Each party hereto may, by notice given in accordance herewith to each of the other parties hereto, designate any further or different address to which subsequent notices shall be sent.

     SECTION 11.05. Severability   Of   Provisions.  If any one or  more  of the
                    ------------------------------
covenants, agreements, provisions, or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     SECTION 11.06. Counterparts.  This  Agreement  may  be  executed in several
                    ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     SECTION 11.07. Successors  And  Assigns.    All  covenants  and  agreements
                    ------------------------
contained herein shall be binding upon, and inure to the benefit of, each of the Trust Depositor and the Owner Trustee, and their respective successors and permitted assigns, all as herein provided.

     SECTION 11.08. [Reserved]

     SECTION 11.09. No  Petition.
                    ------------

          (a) The Trust Depositor will not at any time institute against the Trust any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

          (b) The Owner Trustee, by entering into this Agreement, and the Indenture Trustee and each Noteholder, by accepting the benefits of this Agreement, hereby covenant and agree that they will not at any time institute against the Trust Depositor or the Trust, or join in any institution against the Trust Depositor, or the Trust of, any bankruptcy proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Agreement or any of the other Basic Documents.

     SECTION 11.10. [Reserved]

     SECTION 11.11. Headings.  The headings of the various Articles and Sections
                    --------
herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.12. Governing  Law.    THIS  AGREEMENT  SHALL  BE  CONSTRUED  IN
                    --------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.13. [Reserved]

     SECTION 11.14. [Reserved]
                     --------

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          IN WITNESS  WHEREOF,  the parties hereto have caused this Agreement to be duly executed by their respective officers hereunto duly authorized, as of the day and year first above written.

                                   MITSUI VENDOR LEASING FUNDING CORP II.


                                   By:  ________________________________________
                                        Name: __________________________________
                                        Title:__________________________________




                                   _____________________________________________
                                   not in its individual capacity but solely as Owner Trustee



                                   By:  ________________________________________
                                        Name: __________________________________
                                        Title:__________________________________



                                   EXHIBIT A

                      CERTIFICATE OF TRUST OF MITSUI VENDOR
                           LEASING ASSET TRUST 1998-1

          This Certificate of Trust of Mitsui Vendor Leasing Asset Trust 1998-1 (the "TRUST"), dated August __, 1998, is being duly executed and filed by ________________, a ________________, as Owner Trustee, to form a business trust under the Delaware Business Trust Act (12 DEL. CODE, Section 3801 ET SEQ.).

          1. Name. The name of the business trust formed hereby is Mitsui Vendor
             ----
Leasing Asset Trust 1998-1.

          2. Delaware   Trustee.  The name and  business  address  of the  Owner
             ------------------
Trustee of the Trust in the State of Delaware is ______________________________ _________________ (Attn: ____________________________).

          IN WITNESS WHEREOF, the undersigned, being the sole Owner Trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                   _____________________________________________
                                   not in its individual capacity but solely as Owner Trustee





                                   By:  ________________________________________
                                        Printed Name: __________________________
                                        Title: